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                                                                   EXHIBIT 10.34


                                 PROMISSORY NOTE


$100,000.00                                                       MAY 10 , 1999

     FOR VALUE RECEIVED, JAMES NELSON HARRIS, residing at 9890 Washingtonian Blvd., Apt. 907, Gaithersburg, MD 20878 ("the "Borrower"), promises to pay to the order of BioReliance Corporation (the "Corporation"), the principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000) (the "Loan"), together with interest thereon at the rate or rates hereafter specified and any and all other sums which may be owing to the Corporation by the Borrower pursuant to the Promissory Note (the "Note"). The following terms shall apply to this Note.

1. Interest. For the period from the date of this Note through the fourth anniversary of the date of this Note (the "Maturity Date"), the unpaid principal balance outstanding from time to time pursuant to this Note shall bear interest at the rate of 5 1/2% percent per annum, compounded annually.

2. Calculation of Interest. Interest shall be calculated on the basis of three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid balance hereunder.

3. Repayment. The Borrower shall pay any remaining principal balance, accrued and unpaid interest on the Maturity Date, on which date this Note shall mature, and the entire unpaid principal balance and accrued and unpaid interest thereon shall be due and payable; provided, however, that on each anniversary of the date hereof that the Borrower continues to be employed by the Corporation, $25,000 of the principal amount, together with interest accrued thereon, will be forgiven and the Borrower will not be obligated to pay such forgiven amount. The Borrower shall be responsible for any tax liability resulting from the forgiveness of any amount under this Note, including any withholding obligations on the part of the Corporation.

4. Late Payment Charge. If any payment due hereunder is not received by the Corporation within 15 calendar days after its due date, the Borrower shall pay a late payment charge equal to five percent (5%) of the amount then due.

5. Application of Payments. All payments made pursuant to this Note shall be applied first to accrued interest, then to principal, and then to late payments, charges or other sums owed to the Corporation, or in such other order or proportion as the Corporation, in the Corporation's sole discretion, may elect from time to time.

6. Prepayment. The Borrower may prepay this Note in whole or in part at any time or from time to time without premium or penalty. The Corporation shall apply any


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     voluntary prepayment first to late charges and fees, then to accrued interest and default interest, and then to principal in the inverse order of scheduled maturities.

7. Place of Payment. All payments due under this Note shall be made during regular business hours, without notice, to the Corporation, 14920 Broschart Road, Rockville, Maryland 20850, Attention: CFO, or to any other place that the Corporation may designate in writing, and shall be made in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public or private debts.

8. Default. The occurrence of any one or more of the following events shall constitute a default (a "Default") under the terms of this Note: (i) the failure of the Borrower to pay the Corporation when due any and all amounts payable by the Borrower to the Corporation under the terms of this Note; or
     (ii) the Borrower's employment with Corporation terminates prior to the fourth anniversary hereof (except for a termination by the Corporation without cause).

9. Acceleration. Upon a Default, the Corporation, in the Corporation's sole and absolute discretion and without further notice or demand, may declare the entire unpaid principal balance of this Note (exclusive of forgiven amounts) plus accrued interest and all other sums due under this Note to be immediately due and payable and may exercise and all rights and remedies available under any of the Loan Documents.

10. Confession of Judgment. Upon a Default, the Borrower authorizes the clerk or any attorney of any court of record to appear for it and enter judgment by confession without prior notice or opportunity for prior hearing for the principal balance then outstanding under this Note, together with interest, court costs and an attorney's fee equal to 15% of the sum of the principal balance then outstanding and interest then due hereunder, hereby waiving and releasing, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and extension upon any levy on real estate or personal property to which the Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be passed. The authority and power to appear for and enter judgment against the Borrower shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as the Corporation shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

11. Consent to jurisdiction. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of, or relating to, this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the setting of venue of any suit, action, or proceeding brought in any



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     such court and any claim that any suit, action, or proceeding brought in any such court was brought in an inconvenient forum.

12. Service of Process. The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower at the following address 14920 Broschart Road, Rockville, Maryland 20850. The Borrower irrevocably agrees that the service specified herein shall be deemed to be service of process upon the Borrower in any suit, action, or proceeding. Nothing in this Note shall affect the Corporation's right to serve process in any other manner otherwise permitted by law.

13. Notices. Any notice hereunder shall be deemed effective for all purposes as of the date the communication is mailed, postage prepared, be registered on certified mail, return receipt requested, to be delivered to address, addressed as follows:

      (i)    if to Borrower:

             9890 Washingtonian Blvd.
             Apt. 907
             Gaithersburg, MD  20878

      (ii)   if to Corporation:

             14920 Broschart Road
             Rockville, MD  20850
             Attention:  General Counsel

14. Expenses of Collection. If this Note is referred to an attorney for collection after a Default, the Borrower shall pay all costs of collection, including attorneys' fees equal to 15% of the sum of the principal balance then outstanding and interest then due hereunder.

15. Waiver of Protest. The Borrower waives presentment, notice of dishonor and protest.

16.  Choice of Law; Modifications; Cumulative Rights; Extensions of Maturity.

     (a) No modification or amendment of this Note shall be effective unless in writing signed by the Corporation and the Borrower, and each modification or amendment, if any, shall apply only with respect to the specific instance involved.

     (b) No waiver of any provision of this Note shall be deemed to be made by the Corporation unless in writing signed by the Corporation. Any waiver shall apply only with respect to the specific instance involved.



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     (c)  By accepting partial payment of any amount due and payable under this
          Note, the Corporation shall not be deemed to waive the right either to require prompt payment when due of all other amounts due and payable under this Note or to exercise any rights and remedies available to it in order to collect all other amounts due and payable under this Note.

     (d) Each right, power and remedy of the Corporation hereunder or under applicable law shall be cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Corporation of any or all other rights, power, or remedies.

     (e) No failure or delay by the Corporation to insist upon the strict performance of any one or more provisions of this Note or to exercise any right, power, or remedy consequent upon a breach thereof shall constitute a waiver thereof, or preclude the Corporation from exercising any such right, power or remedy.

17. Illegality. In case any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision (or any part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.


                       [SIGNATURES APPEAR ON THE NEXT PAGE]


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     IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned executes this Note under seal as Borrower on the above written date.

WITNESS:                            BORROWER:

-----------------------

Name:                               /s/ James N. Harris                   (SEAL)
     ------------------             -------------------------------------
                                    Name:  James N. Harris
                                           ------------------------------------
                                    Title: Vice President, Sales and Marketing
                                           ------------------------------------



STATE OF MARYLAND, CITY/COUTY OF                                     , TO WIT:

      I HEREBY CERTIFY that on this_________ day of_________________________ ,
199__ , before me, a Notary Public in and for the State and City/County aforesaid, personally appeared_____________, who acknowledge himself to be James
N. Harris, now or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as its duly authorized________________.

      AS WITNESS my hand and Notarial Seal.

                                    --------------------------------
                                    Notary Public


      My Commission expires:
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